                                                                    EXHIBIT 31.1

                  Certification of Principal Executive Officer
                            Section 302 Certification

I, George Q Horowitz, certify that:

            1.   I have reviewed this quarterly  report on Form 10-Q of Everlast
                 Worldwide Inc.;

            2.   Based on my knowledge,  this quarterly  report does not contain any  untrue  statement  of a  material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

            3.   Based on my  knowledge,  the  financial  statements,  and other financial information included in this quarterly report, fairly present  in all  material  respects  the  financial  condition, results of operations  and cash flows of the  registrant as of, and for, the periods presented in this quarterly report;

            4.   The   registrant's   other   certifying   officers  and  I  are
                 responsible  for   establishing   and  maintaining   disclosure
                 controls  and  procedures  (as  defined in  Exchange  Act Rules
                 13a-15(e) and  15d-15(e))  for the  registrant  and we have:

                 a)   designed such disclosure controls and procedures to ensure that  material  information  relating  to the  registrant, including its consolidated subsidiaries,  is made known to us by others within those  entities,  particularly  during the  period  in  which  this  quarterly  report  is  being prepared;

                 b)   evaluated the effectiveness of the registrant's disclosure controls and  procedures  and presented in this report our conclusions  about  the  effectiveness  of the  disclosure controls  and  procedures,  as of the  end  of the  period covered by this report based on such evaluation; and

                c)    disclosed  in this  report any change in the  registrant's internal  control over  financial  reporting that occurred during the  registrant's  most recent fiscal  quarter (the registrant's  fourth  fiscal  quarter  in the  case  of an
                      annual  report)  that  has  materially  affected,   or  is
                      reasonably likely to materially  affect,  the registrant's internal control over financial reporting; and

            5.  The registrant's  other certifying officer and I have disclosed, based on our most recent  evaluation  of internal  control  over financial reporting,  to the registrant's auditors and the audit committee of the  registrant's  board of  directors  (or persons performing the equivalent functions):

                a)    All significant  deficiencies  and material  weaknesses in the design or operation of internal control over financial reporting which are reasonably  likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                b)    Any  fraud,   whether  or  not  material,   that  involves
                      management or other employees who have a significant  role
                      in  the  registrant's   internal  control  over  financial
                      reporting.

            Date: November 26, 2003           /s/ George Q Horowitz
                                              -----------------------
                                              George Q Horowitz
                                              Chief Executive Officer